Exhibit 21

Liberty Global plc Subsidiaries
December 31, 2016

Name	Country
Cable and Wireless (Anguilla) Limited	Anguilla
Cable & Wireless Antigua & Barbuda Limited	Antigua & Barbuda
Kelcom International (Antigua & Barbuda) Limited	Antigua & Barbuda
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Business Austria GmbH	Austria
UPC Cablecom Austria GmbH	Austria
UPC DSL Telecom GmbH	Austria
UPC Oberöstereich GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
Columbus Communications Limited	Bahamas
CWC Bahamas Holdings Limited	Bahamas
The Bahamas Telecommunications Company Limited	Bahamas
Antilles Crossing (Barbados) IBC, Inc.	Barbados
Cable & Wireless (Barbados) Limited	Barbados
Cable Jamaica (Barbados) Limited	Barbados
Caribbean Data Centers (Barbados) Inc.	Barbados
CNL-CWC Networks Inc.	Barbados
Columbus Acquisitions Inc.	Barbados
Columbus Antilles (Barbados) Limited	Barbados
Columbus Capital (Barbados) Limited	Barbados
Columbus Caribbean Acquisitions Inc.	Barbados
Columbus Communications Inc.	Barbados
Columbus Curacao (Barbados) Inc.	Barbados
Columbus Eastern Caribbean (Barbados) Inc.	Barbados
Columbus International Capital (Barbados) Inc.	Barbados
Columbus International Inc.	Barbados
Columbus Jamaica Holdings (Barbados) Inc.	Barbados
Columbus Networks (Cayman) Holdco Limited	Barbados
Columbus Networks Finance Company Limited	Barbados
Columbus Networks Sales, Ltd.	Barbados
Columbus Networks, Limited	Barbados
Columbus Telecommunications (Barbados) Limited	Barbados
Columbus Trinidad (Barbados) Inc.	Barbados
Columbus TTNW Holdings Inc.	Barbados
CWC CALA Holdings Limited	Barbados
CWC-Columbus Asset Holdings Inc.	Barbados
CWI Caribbean Limited	Barbados

Name	Country
Gemini North Cable (Barbados) Inc.	Barbados
Karib Cable Inc.	Barbados
Wamco Technology Group Limited	Barbados
Allo Telecom NV	Belgium
Ortel Mobile NV	Belgium
Telenet BVBA	Belgium
Telenet Finance BVBA	Belgium
Telenet Group BVBA	Belgium
Telenet Group Holding N.V.	Belgium
Telenet Mobile NV	Belgium
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
T-VGAS NV	Belgium
Cable and Wireless Network Services Limited	Bermuda
New World Network International, Ltd	Bermuda
Columbus Networks (Bonaire), N.V.	Bonaire
CNW Leasing Ltd.	Canada
CWC Canada Limited	Canada
Cable & Wireless Communications Insurance Limited	Cayman Islands
Cable & Wireless Jamaica Finance (Cayman) Limited	Cayman Islands
Cable and Wireless (Cayman Islands) Limited	Cayman Islands
CWC Cayman Finance Limited	Cayman Islands
CWC Costa Rica Holdings Limited	Cayman Islands
CWC Macau Holdings Limited	Cayman Islands
CWC Overseas Holdco Limited	Cayman Islands
CWC Trinidad Holdings Limited	Cayman Islands
CWC WS Holdings Cayman Ltd.	Cayman Islands
CWIGroup Limited	Cayman Islands
Kelfenora Limited	Cayman Islands
LCPR Cayman Holding Inc.	Cayman Islands
LiLAC Ventures Ltd.	Cayman Islands
Sable International Finance Limited	Cayman Islands
United Chile Ventures, Inc.	Cayman Islands
Sociedad Televisora CBC Limitada	Chile
VTR Comunicaciones S.p.A.	Chile
VTR Galaxy Chile S.p.A.	Chile
VTR Global Carrier S.A.	Chile
VTR Ingeniería S.A.	Chile
VTR Movíl S.p.A.	Chile
VTR Southam Chile S.p.A.	Chile
VTR.com SpA	Chile
Columbus Networks Zona Franca, Limitada	Colombia
ColumbusNetworks de Colombia, Limitada	Colombia
Lazus Colombia S.A.S.	Colombia
Cable & Wireless (Costa Rica) SA	Costa Rica
Columbus Networks de Costa Rica S.R.L.	Costa Rica

Name	Country
Columbus Networks Wholesale de Costa Rica S.A.	Costa Rica
CWC (Costa Rica) SA	Costa Rica
CWC Wholesale Solutions (Costa Rica) SA	Costa Rica
Columbus Communications Curacao N.V.	Curacao
Columbus Networks Antilles Offshore N.V.	Curacao
Columbus Networks Curacao, N.V.	Curacao
Columbus Networks Netherlands Antilles N.V.	Curacao
E-Commercepark N.V.	Curacao
Exploitatiemaatchappij E-Zone Vredenberg N.V.	Curacao
UPC Ceska Republica Sro	Czech Republic
UPC Infrastructure s.r.o.	Czech Republic
UPC Real Estate s.r.o.	Czech Republic
Cable & Wireless Dominica Limited	Dominica
Columbus Networks Dominicana, S.A.	Dominican Republic
CWC Cable & Wireless Communications Dominican Republic SA	Dominican Republic
Columbus Networks de Ecuador S.A.	Ecuador
Columbus Networks El Salvador S.A. de C.V.	El Salvador
SSA Sistemas El Salvador, SA de CV	El Salvador
Columbus Holdings France SAS	France
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
Arena Sport Rechte und Marketing GmbH	Germany
Unitymedia BW GmbH	Germany
Unitymedia GmbH	Germany
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia International GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Service GmbH	Germany
Unitymedia Smart Outsourcing GmbH	Germany
UPC Germany Financing Holding GmbH	Germany
Cable and Wireless Grenada Limited	Grenada
Columbus Communications (Grenada) Limited	Grenada
Cable & Wireless Panama (Guatemala) SA	Guatemala
Columbus Networks de Guatemala, Limitada	Guatemala
Columbus Networks (Haiti) S.A.	Haiti
Columbus Networks de Honduras S. de R.L.	Honduras
UPC Magyarorszag Kft	Hungary
PT Mitracipta Sarananusa	Indonesia
Channel 6 Broadcasting Ltd	Ireland
Chorus Communications Ltd.	Ireland
Imminus (Ireland) Limited	Ireland
Kish Media Ltd	Ireland
LGI DTH Ireland	Ireland
NTL Communications (Ireland) Ltd.	Ireland

Name	Country
NTL Irish Networks Ltd.	Ireland
Tullamore Beta Ltd	Ireland
TV3 Television Network Ltd	Ireland
TVThree Enterprises Ltd	Ireland
TVThree Sales Ltd	Ireland
Ulana Business Management Ltd	Ireland
UPC Broadband Ireland Ltd	Ireland
Virgin Media Ireland Ltd	Ireland
Pender Insurance Limited	Isle of Man
Cable & Wireless Jamaica Limited	Jamaica
Caribbean Landing Company Limited	Jamaica
Chartfield Development Company Limited	Jamaica
Columbus Communications Jamaica Limited	Jamaica
Columbus Networks Jamaica Limited	Jamaica
Dekal Wireless Jamaica Limited	Jamaica
Digital Media & Entertainment Limited	Jamaica
Jamaica Digiport International Limited	Jamaica
LIME Foundation Limited	Jamaica
Northern Cable & Communication Network Limited	Jamaica
S.A.U.C.E. Communication Network Limited	Jamaica
Columbus Eastern Caribbean Holdings Sarl	Luxembourg
Finance Center Telenet Sàrl	Luxembourg
Telenet International Finance Sàrl	Luxembourg
Telenet Luxembourg Finance Center Sàrl	Luxembourg
Telenet Solutions Luxemburg NV	Luxembourg
UPC DTH Leasing Sarl	Luxembourg
UPC DTH Sarl	Luxembourg
UPC DTH Slovakia Sarl	Luxembourg
Liberty Global Holding Company Limited	Malta
Liberty Global Insurance Company Limited	Malta
Columbus Networks de Mexico S.R.L.	Mexico
Binan Investments B.V.	Netherlands
Cable & Wireless Australia & Pacific Holding B.V.	Netherlands
Cable and Wireless International Finance B.V.	Netherlands
Labesa Holding B.V.	Netherlands
LGCI Holdco I BV	Netherlands
LGCI Holdco II BV	Netherlands
LGI Mobile BV	Netherlands
LGI Ventures B.V.	Netherlands
Liberty Global B.V.	Netherlands
Liberty Global Content Investments BV	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Group Holding BV	Netherlands

Name	Country
Liberty Global Holding B.V.	Netherlands
Liberty Global Management BV	Netherlands
Liberty Global New Ventures B.V.	Netherlands
Liberty Global Operations B.V.	Netherlands
Liberty Global Services B.V.	Netherlands
Liberty Global Ventures Holding BV	Netherlands
Lila Chile Holdings BV	Netherlands
Priority Telecom B.V.	Netherlands
Priority Wireless B.V.	Netherlands
UGC Australia BV	Netherlands
UPC Broadband B.V.	Netherlands
UPC Broadband Holding B.V.	Netherlands
UPC CEE Holding BV	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC Equipment BV	Netherlands
UPC Extra II B.V.	Netherlands
UPC France Holding B.V.	Netherlands
UPC Germany Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC International Operations BV	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Switzerland Holding BV	Netherlands
VTR Finance BV	Netherlands
Columbus Networks Nicaragua y Compania Limitada	Nicaragua
SSA Sistemas Nicaragua, Socieded Anonima	Nicaragua
Cable & Wireless Panama S.A.	Panama
Columbus Networks Centroamérica S. de R.L	Panama
Columbus Networks de Panamá SRL	Panama
Columbus Networks Marítima S. de R.L.	Panama
Compañia para el Soterramiento de Cables SA	Panama
CWC WS (Panama) SA	Panama
CWC WS Holdings Panama SA	Panama
Grupo Sonitel, SA	Panama
Lazus Panama S.A.	Panama
Sonitel, SA	Panama
Telecomunicaciones Corporativas Panameñas S.A.	Panama
Lazus Peru S.A.C	Peru
AWONET Sp Zoo	Poland
UPC Polska Sp. z o.o	Poland
Columbus Networks Puerto Rico (2015), Inc.	Puerto Rico
Liberty Cablevision of Puerto Rico LLC	Puerto Rico
Puerto Rico Cable Acquisition Company LLC	Puerto Rico
Focus Sat Romania Srl	Romania
UPC External Services S.R.L.	Romania
UPC Romania Srl	Romania

Name	Country
UPC Services S.R.L.	Romania
Cable & Wireless (Seychelles) Limited	Seychelles
Le Chantier Property Limited	Seychelles
Cable & Wireless (Singapore) Pte Limited	Singapore
UPC Broadband Slovakia sro	Slovak Republic
Cable & Wireless St. Kitts & Nevis Limited	St Kitts and Nevis
Antilles Crossing Holding Company (St. Lucia) Limited	St Lucia
Bandserve Inc.	St Lucia
Cable and Wireless (St Lucia) Limited	St Lucia
Columbus Communications (St Lucia) Limited	St Lucia
Columbus Eastern Caribbean (St. Lucia) Inc.	St Lucia
Dekal Wireless Holdings Limited	St Lucia
Techvision Inc.	St Lucia
Tele (St. Lucia) Inc.	St Lucia
Cable & Wireless St Vincent and the Grenadines Limited	St Vincent and the Grenadines
Columbus Communications St. Vincent and the Grenadines Limited	St Vincent and the Grenadines
Sitel SA	Switzerland
Teledistal SA	Switzerland
Telelavaux SA	Switzerland
UPC Schweiz GmbH	Switzerland
Video 2000 SA	Switzerland
Cable & Wireless Trinidad and Tobago Limited	Trinidad and Tobago
Cable Company of Trinidad and Tobago Unlimited	Trinidad and Tobago
Columbus Communications Trinidad Limited	Trinidad and Tobago
Columbus Holdings Trinidad Unlimited	Trinidad and Tobago
Columbus Networks International (Trinidad) Ltd.	Trinidad and Tobago
Trinidad and Tobago Trans-Cable Company Unlimited	Trinidad and Tobago
Cable and Wireless (TCI) Limited	Turks and Caicos Islands
Action Stations (2000) Limited	UK-England & Wales
Action Stations (Lakeside) Limited	UK-England & Wales
Arqiva WiFi Limited	UK-England & Wales
Avon Cable Investments Limited	UK-England & Wales
Avon Cable Joint Venture	UK-England & Wales
Barnsley Cable Communications Limited	UK-England & Wales
BCMV Leasing Limited	UK-England & Wales
BCMV Limited	UK-England & Wales
Birmingham Cable Corporation Limited	UK-England & Wales
Birmingham Cable Limited	UK-England & Wales
Bitbuzz UK Limited	UK-England & Wales
Blue Yonder Workwise Limited	UK-England & Wales
Bluebottle Call Limited	UK-England & Wales
Bradford Cable Communications Limited	UK-England & Wales
Cable & Wireless (UK) Group Limited	UK-England & Wales
Cable & Wireless Carrier Limited	UK-England & Wales
Cable & Wireless Central Holding Limited	UK-England & Wales

Name	Country
Cable & Wireless DI Holdings Limited	UK-England & Wales
Cable & Wireless International HQ Limited	UK-England & Wales
Cable & Wireless Limited	UK-England & Wales
Cable & Wireless Services UK Limited	UK-England & Wales
Cable & Wireless Trade Mark Management Limited	UK-England & Wales
Cable Adnet Limited	UK-England & Wales
Cable and Wireless (CALA Management Services) Limited	UK-England & Wales
Cable and Wireless (Investments) Limited	UK-England & Wales
Cable and Wireless (West Indies) Limited	UK-England & Wales
Cable and Wireless Pension Trustee Limited	UK-England & Wales
Cable Camden Limited	UK-England & Wales
Cable Communications Limited	UK-England & Wales
Cable Enfield Limited	UK-England & Wales
Cable Hackney & Islington Limited	UK-England & Wales
Cable Haringey Limited	UK-England & Wales
Cable Internet Limited	UK-England & Wales
Cable London Limited	UK-England & Wales
Cable on Demand Limited	UK-England & Wales
Cable& Wireless Communications Limited	UK-England & Wales
CableTel (UK) Limited	UK-England & Wales
CableTel Herts and Beds Limited	UK-England & Wales
CableTel Surrey and Hampshire Limited	UK-England & Wales
CableTel West Riding Limited	UK-England & Wales
Cambridge Holding Company Limited	UK-England & Wales
Crystal Palace Radio Limited	UK-England & Wales
CWC Communications Limited	UK-England & Wales
CWC UK Finance Limited	UK-England & Wales
CWIG Limited	UK-England & Wales
CWIGroup Limited	UK-England & Wales
Diamond Cable Communications Limited	UK-England & Wales
Doncaster Cable Communications Limited	UK-England & Wales
Eurobell (Holdings) Limited	UK-England & Wales
Eurobell (South West) Limited	UK-England & Wales
Eurobell (Sussex ) Limited	UK-England & Wales
Eurobell (West Kent) Limited	UK-England & Wales
Eurobell Internet Services Limited	UK-England & Wales
Filegale Limited	UK-England & Wales
Flextech (1992) Limited	UK-England & Wales
Flextech Broadband Limited	UK-England & Wales
Flextech Homeshopping Limited	UK-England & Wales
Flextech Interactive Limited	UK-England & Wales
Flextech Limited	UK-England & Wales
Flextech T Limited	UK-England & Wales
General Cable Group Limited	UK-England & Wales
General Cable Investments Limited	UK-England & Wales
General Cable Limited	UK-England & Wales

Name	Country
General Cable Programming Limited	UK-England & Wales
Global Handset Finco Ltd	UK-England & Wales
Halifax Cable Communications Limited	UK-England & Wales
Interactive Digital Sales Limited	UK-England & Wales
Jewel Holdings	UK-England & Wales
LGCI HoldCo III Ltd	UK-England & Wales
LGCI Holding Limited	UK-England & Wales
LGE Coral Holdco Ltd	UK-England & Wales
Liberty Global Broadband II Limited	UK-England & Wales
Liberty Global CIHB Ltd	UK-England & Wales
Liberty Global Content Investments Holding Ltd.	UK-England & Wales
Liberty Global Content Ltd.	UK-England & Wales
Liberty Global Europe 2 Limited	UK-England & Wales
Liberty Global Europe Ltd.	UK-England & Wales
Liberty Global Finance I (UK) Ltd.	UK-England & Wales
Liberty Global Incorporated Limited	UK-England & Wales
Liberty Global plc	UK-England & Wales
Liberty Global Technology Limited	UK-England & Wales
Liberty Global Ventures Group Limited	UK-England & Wales
Lynx Europe 4 Limited	UK-England & Wales
M&NW Network II Limited	UK-England & Wales
M&NW Network Limited	UK-England & Wales
Matchco Limited	UK-England & Wales
Mayfair Way Management Limited	UK-England & Wales
Middlesex Cable Limited	UK-England & Wales
ntl (Aylesbury and Chiltern) Limited	UK-England & Wales
ntl (B) Limited	UK-England & Wales
ntl (BCM Plan) Pension Trustees Limited	UK-England & Wales
ntl (Broadland) Limited	UK-England & Wales
ntl (CWC) Corporation Limited	UK-England & Wales
ntl (CWC) Limited	UK-England & Wales
ntl (CWC) UK	UK-England & Wales
ntl (South East) Limited	UK-England & Wales
ntl (South Hertfordshire) Limited	UK-England & Wales
ntl (South London) Limited	UK-England & Wales
ntl (Southampton and Eastleigh) Limited	UK-England & Wales
ntl (V)	UK-England & Wales
ntl (YorCan) Limited	UK-England & Wales
ntl (York) Limited	UK-England & Wales
ntl Bolton Cablevision Holding Company	UK-England & Wales
ntl Business (Ireland) Limited	UK-England & Wales
ntl Business Limited	UK-England & Wales
ntl CableComms Bolton	UK-England & Wales
ntl CableComms Bolton Leasing Limited	UK-England & Wales
ntl CableComms Bromley	UK-England & Wales
ntl CableComms Bromley Leasing Limited	UK-England & Wales

Name	Country
ntl CableComms Bury and Rochdale	UK-England & Wales
ntl CableComms Cheshire	UK-England & Wales
ntl CableComms Derby	UK-England & Wales
ntl CableComms Derby Leasing Limited	UK-England & Wales
ntl CableComms East Lancashire	UK-England & Wales
ntl CableComms Greater Manchester	UK-England & Wales
ntl CableComms Greater Manchester Leasing Limited	UK-England & Wales
ntl CableComms Group Limited	UK-England & Wales
ntl CableComms Holdings No 1 Limited	UK-England & Wales
ntl CableComms Holdings No 2 Limited	UK-England & Wales
ntl CableComms Limited	UK-England & Wales
ntl CableComms Macclesfield	UK-England & Wales
ntl CableComms Manchester Limited	UK-England & Wales
ntl CableComms Oldham and Tameside	UK-England & Wales
ntl CableComms Solent	UK-England & Wales
ntl CableComms Staffordshire	UK-England & Wales
ntl CableComms Stockport	UK-England & Wales
ntl CableComms Surrey	UK-England & Wales
ntl CableComms Surrey Leasing Limited	UK-England & Wales
ntl CableComms Sussex	UK-England & Wales
ntl CableComms Sussex Leasing Limited	UK-England & Wales
ntl CableComms Wessex	UK-England & Wales
ntl CableComms Wessex Leasing Limited	UK-England & Wales
ntl CableComms Wirral	UK-England & Wales
ntl CableComms Wirral Leasing Limited	UK-England & Wales
ntl Cambridge Limited	UK-England & Wales
ntl Chartwell Holdings Limited	UK-England & Wales
ntl Communications Services Limited	UK-England & Wales
ntl Derby Cablevision Holding Company	UK-England & Wales
ntl Digital Ventures Limited	UK-England & Wales
ntl Funding Limited	UK-England & Wales
ntl Glasgow	UK-England & Wales
ntl Glasgow Holdings Limited	UK-England & Wales
ntl Holdings (Broadland) Limited	UK-England & Wales
ntl Holdings (Leeds) Limited	UK-England & Wales
ntl Holdings (Norwich) Limited	UK-England & Wales
ntl Internet Services Limited	UK-England & Wales
ntl Kirklees	UK-England & Wales
ntl Kirklees Holdings Limited	UK-England & Wales
ntl Manchester Cablevision Holding Company	UK-England & Wales
ntl Microclock Services Limited	UK-England & Wales
ntl Midlands Leasing Limited	UK-England & Wales
ntl Midlands Limited	UK-England & Wales
ntl National Networks Limited	UK-England & Wales
ntl Partcheer Company Limited	UK-England & Wales
ntl Pension Trustees Limited	UK-England & Wales

Name	Country
ntl Rectangle Limited	UK-England & Wales
ntl Sideoffer Limited	UK-England & Wales
ntl Solent Telephone and Cable TV Company Limited	UK-England & Wales
ntl South Central Limited	UK-England & Wales
ntl South Wales Limited	UK-England & Wales
ntl Streetunique Projects Limited	UK-England & Wales
ntl Streetunit Projects Limited	UK-England & Wales
ntl Streetusual Services Limited	UK-England & Wales
ntl Streetvision Services Limited	UK-England & Wales
ntl Streetvital Services Limited	UK-England & Wales
ntl Streetwarm Services Limited	UK-England & Wales
ntl Streetwide Services Limited	UK-England & Wales
ntl Strikeagent Trading Limited	UK-England & Wales
ntl Strikeamount Trading Limited	UK-England & Wales
ntl Strikeapart Trading Limited	UK-England & Wales
ntl Telecom Services Limited	UK-England & Wales
ntl Trustees Limited	UK-England & Wales
ntl UK Telephone and Cable TV Holding Company Limited	UK-England & Wales
ntl Victoria II Limited	UK-England & Wales
ntl Victoria Limited	UK-England & Wales
ntl Winston Holdings Limited	UK-England & Wales
ntl Wirral Telephone and Cable TV Company	UK-England & Wales
ntl Wirral Telephone and Cable TV Company Leasing Limited	UK-England & Wales
Omne Telecommunications Limited	UK-England & Wales
Sable Holding Limited	UK-England & Wales
Screenshop Limited	UK-England & Wales
Sheffield Cable Communications Limited	UK-England & Wales
Smallworld Cable Limited	UK-England & Wales
Smashedatom Limited	UK-England & Wales
Southwestern Bell International Holdings Limited	UK-England & Wales
Telewest Communications (Central Lancashire) Limited	UK-England & Wales
Telewest Communications (Cotswolds) Limited	UK-England & Wales
Telewest Communications (Cotswolds) Venture	UK-England & Wales
Telewest Communications (Fylde & Wyre) Limited	UK-England & Wales
Telewest Communications (Liverpool) Limited	UK-England & Wales
Telewest Communications (London South) Joint Venture	UK-England & Wales
Telewest Communications (London South) Limited	UK-England & Wales
Telewest Communications (Midlands and North West) Leasing Limited	UK-England & Wales
Telewest Communications (Midlands and North West) Limited	UK-England & Wales
Telewest Communications (Midlands) Limited	UK-England & Wales
Telewest Communications (North East) Limited	UK-England & Wales
Telewest Communications (North East) Partnership	UK-England & Wales
Telewest Communications (North West) Limited	UK-England & Wales
Telewest Communications (South East) Limited	UK-England & Wales
Telewest Communications (South East) Partnership	UK-England & Wales
Telewest Communications (South Thames Estuary) Limited	UK-England & Wales

Name	Country
Telewest Communications (South West) Limited	UK-England & Wales
Telewest Communications (Southport) Limited	UK-England & Wales
Telewest Communications (St Helens & Knowsley) Limited	UK-England & Wales
Telewest Communications (Telford) Limited	UK-England & Wales
Telewest Communications (Tyneside) Limited	UK-England & Wales
Telewest Communications (Wigan) Limited	UK-England & Wales
Telewest Communications Cable Limited	UK-England & Wales
Telewest Communications Holdco Limited	UK-England & Wales
Telewest Communications Holdings Limited	UK-England & Wales
Telewest Communications Networks Limited	UK-England & Wales
Telewest Limited	UK-England & Wales
Telewest Parliamentary Holdings Limited	UK-England & Wales
Telewest Workwise Limited	UK-England & Wales
The Cable Corporation Limited	UK-England & Wales
The Eastern Telegraph Company Limited	UK-England & Wales
The Western Telegraph Company Limited	UK-England & Wales
The Yorkshire Cable Group Limited	UK-England & Wales
Theseus No. 1 Limited	UK-England & Wales
Theseus No.2 Limited	UK-England & Wales
TVS Television Limited	UK-England & Wales
Tyneside Cable Limited Partnership	UK-England & Wales
UPC Broadband UK Limited	UK-England & Wales
Virgin Media Business Limited	UK-England & Wales
Virgin Media Communications Limited	UK-England & Wales
Virgin Media Communications Networks Limited	UK-England & Wales
Virgin Media Employee Medical Trust Limited	UK-England & Wales
Virgin Media Finance plc	UK-England & Wales
Virgin Media Finco Limited	UK-England & Wales
Virgin Media Investment Holdings Limited	UK-England & Wales
Virgin Media Investments Limited	UK-England & Wales
Virgin Media Limited	UK-England & Wales
Virgin Media Mobile Finance Limited	UK-England & Wales
Virgin Media Payments Limited	UK-England & Wales
Virgin Media Properties Limited	UK-England & Wales
Virgin Media Secretaries Limited	UK-England & Wales
Virgin Media Secured Finance plc	UK-England & Wales
Virgin Media Senior Investments Limited	UK-England & Wales
Virgin Media SFA Finance Limited	UK-England & Wales
Virgin Media Transfers (No 3) Limited	UK-England & Wales
Virgin Media Wholesale Limited	UK-England & Wales
Virgin Mobile Group (UK) Limited	UK-England & Wales
Virgin Mobile Holdings (UK) Limited	UK-England & Wales
Virgin Mobile Telecoms Limited	UK-England & Wales
Virgin Net Limited	UK-England & Wales
VM Sundial Limited	UK-England & Wales
VM Transfers (No 4) Limited	UK-England & Wales

Name	Country
VM Transfers (No 5) Limited	UK-England & Wales
VMFH Limited	UK-England & Wales
VMIH Sub Limited	UK-England & Wales
VMWH Limited	UK-England & Wales
W Television Leasing Limited	UK-England & Wales
Wakefield Cable Communications Limited	UK-England & Wales
Windsor Television Limited	UK-England & Wales
X-TANT Limited	UK-England & Wales
Yorkshire Cable Communications Limited	UK-England & Wales
Yorkshire Cable Finance Limited	UK-England & Wales
CableTel Northern Ireland Limited	UK-Northern Ireland
CableTel Scotland Limited	UK-Scotland
Capital City Cablevision Limited	UK-Scotland
ntl Glasgow Holdings Limited	UK-Scotland
Perth Cable Television Limited	UK-Scotland
Telewest Communications (Cumbernauld) Limited	UK-Scotland
Telewest Communications (Dumbarton) Limited	UK-Scotland
Telewest Communications (Dundee & Perth) Limited	UK-Scotland
Telewest Communications (Falkirk) Limited	UK-Scotland
Telewest Communications (Glenrothes) Limited	UK-Scotland
Telewest Communications (Motherwell) Limited	UK-Scotland
Telewest Communications (Scotland Holdings) Limited	UK-Scotland
Telewest Communications (Scotland) Limited	UK-Scotland
Telewest Communications (Scotland) Venture	UK-Scotland
Avon Cable Limited Partnership	USA-Colorado
Cotswolds Cable Limited Partnership	USA-Colorado
Edinburgh Cable Limited Partnership	USA-Colorado
Estuaries Cable Limited Partnership	USA-Colorado
LGI International Holdings, Inc.	USA-Colorado
LGI Technology Holdings Inc.	USA-Colorado
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
Liberty Home Shop International, Inc.	USA-Colorado
London South Cable Partnership	USA-Colorado
Lynx Finance 1 LLC	USA-Colorado
TCI US West Cable Communications Group	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
United Cable (London South) Limited Partnership	USA-Colorado
United Chile, LLC	USA-Colorado
Virgin Media Finance Holdings Inc.	USA-Colorado
Virgin Media Group LLC	USA-Colorado
Virgin Media Inc.	USA-Colorado
Associated SMR, Inc.	USA-Delaware
Cable & Wireless Delaware 1, Inc.	USA-Delaware
Chartwell Investors, LP	USA-Delaware
Coral-US Co-Borrower LLC	USA-Delaware

Name	Country
LCPR Ventures LLC	USA-Delaware
Leo Cable LLC	USA-Delaware
Leo Cable LP	USA-Delaware
LGI International, Inc.	USA-Delaware
LGI Ventures Management, Inc.	USA-Delaware
Liberty Global Europe LLC	USA-Delaware
Liberty Global Japan, LLC	USA-Delaware
Liberty Global, Inc.	USA-Delaware
Liberty Japan MC, LLC	USA-Delaware
Liberty Japan V, Inc.	USA-Delaware
Liberty Media International Holdings, LLC	USA-Delaware
Liberty Programming Japan, LLC	USA-Delaware
Liberty Spectrum Inc.	USA-Delaware
LiLAC Communications Inc.	USA-Delaware
North CableComms Holdings LLC	USA-Delaware
North CableComms LLC	USA-Delaware
North CableComms Management LLC	USA-Delaware
NTL (Triangle) LLC	USA-Delaware
NTL Bromley LLC	USA-Delaware
NTL CableComms Group LLC	USA-Delaware
NTL Chartwell Holdings 2 LLC	USA-Delaware
NTL Chartwell Holdings LLC	USA-Delaware
NTL North CableComms Holdings LLC	USA-Delaware
NTL North CableComms Management LLC	USA-Delaware
NTL Solent LLC	USA-Delaware
NTL South CableComms Holdings, Inc.	USA-Delaware
NTL South CableComms Management LLC	USA-Delaware
NTL Surrey LLC	USA-Delaware
NTL Sussex LLC	USA-Delaware
NTL UK CableComms Holdings LLC	USA-Delaware
NTL Wessex LLC	USA-Delaware
NTL Winston Holdings LLC	USA-Delaware
NTL Wirral LLC	USA-Delaware
Petrel Communications Corporation	USA-Delaware
SkyOnline Maya-1, LLC	USA-Delaware
South CableComms Holdings LLC	USA-Delaware
South CableComms LLC	USA-Delaware
South CableComms Management LLC	USA-Delaware
Telenet Financing USD LLC	USA-Delaware
Telewest Global Finance LLC	USA-Delaware
UnitedGlobalCom LLC	USA-Delaware
UPC Financing Partnership	USA-Delaware
Virgin Media Bristol LLC	USA-Delaware
Winston Investors LLC	USA-Delaware
Columbus Networks USA (2015), Inc.	USA-Delaware; USA-Florida
Cable & Wireless Communications Inc.	USA-Florida

Name	Country
Columbus Networks Venezuela S.A.	Venezuela
Cable and Wireless (BVI) Limited	Virgin Islands, British
Cable and Wireless (EWC) Limited	Virgin Islands, British